As filed with the Securities and Exchange Commission on December 28, 1999.

                                                            File No. 333-_______


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                                 INTERFACE, INC.
               (Exact Name of Issuer as Specified in its Charter)

              GEORGIA                                         58-1451243
  (State or Other Jurisdiction of                          (I.R.S. Employer
  Incorporation or Organization)                        Identification Number)

                                   SUITE 2000
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339
              (Address and Zip Code of Principal Executive Offices)

                                 INTERFACE, INC.
                           SAVINGS AND INVESTMENT PLAN
                            (Full Title of the Plan)

                           RAYMOND S. WILLOCH, ESQUIRE
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                 INTERFACE, INC.
                                   SUITE 2000
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339
                                 (770) 437-6800
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)




                                          CALCULATION OF REGISTRATION FEE

====================================================================================================================

TITLE OF SECURITIES             Amount to be        Proposed Maximum         Proposed Maximum          Amount of
TO BE REGISTERED                 Registered      Offering Price Per Unit    Aggregate Offering     Registration Fee
                                                                                  Price
--------------------------------------------------------------------------------------------------------------------
Common Stock, Class A or       800,000 shares          $4.65625 <F1>           $3,725,000 <F1>         $984
B, $.10 par value

Participation in                    <F2>                   <F3>                   <F3>
Interface, Inc. Savings
and Investment Plan
---------------------------------------------------------------------------------------------------------------------

<F1>  Determined in accordance with Rules 457(c) and 457(h) under the Securities
Act of 1933, based on $4.65625, the average of the high and low sale prices quoted on the Nasdaq National Market System on December 23, 1999.

<F2> Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

<F3> Not applicable.

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         As permitted by General Instruction E to Form S-8, in connection with this registration of additional shares, the Registrant hereby incorporates by reference the contents of:

         (1) the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 16, 1996 (Commission File No. 333-10377); and

         (2) the Registrant's Annual Report on Form 10-K for its fiscal year ended January 3, 1999;

         (3) all documents filed subsequently hereto pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold.

         The following required exhibits, consent and power of attorney are filed as a part of this Registration Statement:

Exhibit Number                              Description
--------------                              -----------

3.1 Restated Articles of Incorporation (included as Exhibit 3.1 to the Company's Form 10-Q for the quarter ended July 5, 1998, previously filed with the Commission and incorporated herein by reference).

3.2 Bylaws, as amended (included as Exhibit 3.2 to the Company's Form 10-Q for the quarter ended April 1, 1990, previously
                  filed  with  the   Commission  and   incorporated   herein  by
                  reference).

23                Consent of BDO Seidman, LLP.

24                Power of Attorney (see signature page).

                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 28th day of December, 1999.


                                   INTERFACE, INC.



                                   By:    /s/ Ray C. Anderson
                                        ----------------------------------------
                                        Ray C. Anderson, Chairman of the Board
                                        and Chief Executive Officer


         Each person whose signature appears below hereby constitutes and appoints Ray C. Anderson and Daniel T. Hendrix, and either of them, his/her true and lawful attorneys-in-fact with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing whatsoever requisite and desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities indicated, on the 28th day of December, 1999.


       SIGNATURE                                 TITLE


  /s/ Ray C. Anderson                    Chairman of the Board and Chief
----------------------------------       Executive Officer
Ray C. Anderson                          (PRINCIPAL EXECUTIVE OFFICER)

  /s/ Daniel T. Hendrix                  Senior Vice President - Finance,
----------------------------------       Chief Financial Officer, Treasurer
Daniel T. Hendrix                        and Director
                                         (PRINCIPAL FINANCIAL AND
                                         ACCOUNTING OFFICER)

  /s/ Brian L. DeMoura                   Director
----------------------------------
Brian L. DeMoura

  /s/ John H. Walker                     Director
----------------------------------
John H. Walker

  /s/ Dianne Dillon-Ridgley              Director
----------------------------------
Dianne Dillon-Ridgley

  /s/ Carl I. Gable                      Director
----------------------------------
Carl I. Gable

  /s/ June M. Henton                     Director
----------------------------------
June M. Henton

  /s/ J. Smith Lanier, II                Director
----------------------------------
J. Smith Lanier, II

  /s/ Thomas R. Oliver                   Director
----------------------------------
Thomas R. Oliver

  /s/ Leonard G. Saulter                 Director
----------------------------------
Leonard G. Saulter

  /s/ Clarinus C. Th. van Andel          Director
----------------------------------
Clarinus C. Th. van Andel

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8



EXHIBIT NUMBER                       DESCRIPTION


3.1 Restated Articles of Incorporation (included as Exhibit 3.1 to the Company's Form 10-Q for the quarter ended July 5, 1998, previously filed with the Commission and incorporated herein by reference).

3.2 Bylaws, as amended (included as Exhibit 3.2 to the Company's Form 10-Q for the quarter ended April 1, 1990, previously
                  filed  with  the   Commission  and   incorporated   herein  by
                  reference).

23                Consent of BDO Seidman, LLP.

24                Power of Attorney (see signature page).